SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 17, 1996


                           COUNTRY WORLD CASINOS, INC.
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             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


       0-22450                                           13-3140389
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(Commission File Number)                      (IRS Employer Identification No.)


4155 East Jewell Avenue, Suite 1000, Denver, Colorado      80222
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    (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code  (303) 639-5001
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                           COUNTRY WORLD CASINOS, INC.

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in Registrant's Certifying Accountant
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     On September 17, 1996,  Country World Casinos,  Inc.,  the Registrant  (the
"Company")   retained  Moore  Stephens,   P.C.  as  its  principal   independent
accountant, which firm replaced Ehrhardt Keefe Steiner & Hottman P.C. Ehrhardt Keefe Steiner & Hottman P.C. was previously engaged as the principal accountant to audit the Company's financial statements for the Company's two most recent fiscal years.

     The Report of Ehrhardt Keefe Steiner & Hottman P.C. on the financial statements of the Company for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, with the exception of the uncertainty regarding the Company's ability to continue as a going concern. The Company does not believe that there were any disagreements with Ehrhardt Keefe Steiner & Hottman P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the past which, if not resolved to Ehrhardt Keefe Steiner & Hottman P.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its Report.

     The Company has requested Ehrhardt Keefe Steiner & Hottman P.C. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from Ehrhardt Keefe Steiner & Hottman P.C. is included as Exhibit 16 to this Report, stating its agreement with the statements made by the Company in this Report.

     The Company has requested Moore Stephens, P.C. to review the disclosure provided in this Report before it is filed with the Commission and has provided Moore Stephens, P.C. the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made in this Report. Moore Stephens, P.C. has informed the Company that it has reviewed these disclosures and does not intend to furnish the Company with a letter.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

         (c)  Exhibits.

              16.  Letter from Ehrhardt Keefe Steiner & Hottman P.C.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           COUNTRY WORLD CASINOS, INC.


Dated:  September 23, 1996                  By:  /S/  ROGER D. LECLERC
                                                 -------------------------------
                                                 Roger D. Leclerc, President






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